UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 8, 2011

Date of Report: (Date of earliest event reported)

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800

(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 31, 2011, Arthur J. Gallagher & Co. (the “Company”) issued a press release announcing that J. Patrick Gallagher, Jr., the Company’s Chairman, President and CEO, will speak at the Keefe Bruyette & Woods 2011 Insurance Conference in New York on Thursday, September 8, 2011 at 11:05 a.m. ET. The presentation slides for the conference are attached hereto as Exhibit 99.1 and can also be accessed at the Company’s website at www.ajg.com/ir.

In addition to the presentation slides, the Company’s August 2011 Investment Profile, to be distributed to attendees at the Keefe Bruyette & Woods 2011 Insurance Conference (and which may be used at other investor conferences), is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

99.1	Presentation slides for the Company’s presentations at the Keefe Bruyette & Woods 2011 Insurance Conference and other investor conferences.

99.2	The Company’s August 2011 Investment Profile.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: September 8, 2011	/s/ WALTER D. BAY
Walter D. Bay
Vice President, General Counsel and Secretary